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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                      SHANNON INTERNATIONAL RESOURCES INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

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




                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706

Notice of Annual Meeting of Shareholders
To Be Held March 11, 2005

To the Shareholders of Shannon International Resources Inc.

Notice Hereby Is Given that the Annual Meeting of Shareholders of Shannon International Resources Inc., a Nevada corporation (the "Company"), will be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Dartmouth, Nova Scotia on March 11, 2005, 9:00 a.m., Atlantic Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1.     Election of Directors

Proposal No. 2.     Approval of an Amendment to the Articles of Incorporation to
                    Change the name of the corporation to "Shannon International
                    Inc."

Proposal No. 3.     Approval of an Amendment to the Articles of Incorporation to
                    authorize a 10,000,000 share class of Preferred Stock

Proposal No. 4.     Approval of the Shannon International Inc., 2005 Stock
                    Option Plan

Proposal No. 5.     Ratification Of Selection Of Miller & McCollom, Certified
                    Public Accountants As The Company's Independent Auditors

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on January 28, 2005 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors

Blair Coady, President
Calgary, Alberta
January 31, 2005

                                        1
                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706


                                 PROXY STATEMENT
                       Annual Meeting of the Shareholders
                                 March 11, 2005


General Information
-------------------
The enclosed Proxy is solicited by and on behalf of Management of Shannon International Resources Inc., a Nevada corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Dartmouth, Nova Scotia on March 11 2005 at 9:00 a.m., Atlantic Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before February 9, 2005.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Advice to Beneficial Owners of Certain Shares
---------------------------------------------
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
-------------
The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2004 has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.


Shares Outstanding and Voting Rights
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on January 28, 2005 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On January 28, 2005, the Company had 26,045,000 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock (2,604,500 shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders. Cumulative voting in the election of Directors is not permitted.

Security Ownership of Certain Beneficial Owners and of Management
-----------------------------------------------------------------
The following table sets forth information, as of January 28, 2005, with respect to the beneficial ownership of Shannon's common stock by each person known by Shannon to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of Shannon based on 26,045,000 shares of common stock outstanding as of January 28, 2005 plus the number of shares underlying outstanding options.

Name and Address of                                         Common Stock      Percentage of Shares
Beneficial Owner                  Title                     Ownership         Outstanding
----------------------------      -------------------       -------------     ---------------------
Blair Coady                       President, Director       225,000  (1)      0.86%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

Greg Isenor                       V. Pres., Director        200,000  (2)      0.76%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

Dennis Brovarone                  Director                  120,000  (3)      0.46%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

John W. Rogers                    Director                  250,000  (4)      0.96%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

Kenneth N. Davis  , Jr.           Director                  400,000  (5)      1.54%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

Rod Wark                          Director                  400,000  (6)      1.54%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

David L. Wagner                   Director                  400,000  (7)      1.54%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6

Directors and Officers as a Group
(7 individuals)                                           1,995,000  (8)      7.66%
-------------------------------------------------------------------------------------

(1)      Includes exercisable options to acquire up to 225,000 shares.
(2)      Includes exercisable options to acquire up to 150,000 shares.
(3)      Includes exercisable options to acquire up to 100,000 shares.
(4)      Includes exercisable options to acquire up to 200,000 shares.
(5)      Includes exercisable options to acquire up to 400,000 shares.
(6)      Includes exercisable options to acquire up to 400,000 shares.
(7)      Includes exercisable options to acquire up to 400,000 shares.
(8) Includes exercisable options held by the officers and directors to acquire up to 1,875,000 shares

Management
----------

The officers and directors of the Company are as follows:

Blair Coady                President and Director since February 18, 1999.
Greg Isenor                Vice President and Director since October 2001
Dennis Brovarone           Director and Secretary since February 2003
Rod Wark                   Director since December 2003
Kenneth N. Davis, Jr.      Director since January 2004
John W. Rogers             Director since January 2004
David L. Wagner            Director since May 2004

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to October 2003, Mr. Coady has served as an officer and director and from October 2003 to the present he has served as a director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Greg Isenor. Mr. Isenor holds a Bachelor of Science degree in Geology from Acadia University. Since June 2001 to the present Mr. Isenor has consulted to various companies including PEGA Gas Alliance, EnCana, EOG Resources, Maritimes & Northeast Pipelines and LXL Consulting on various land and geological projects. From June 1999 to June 2001 Mr. Isenor worked as a Land Agent for Maritimes & Northeast Pipelines in Nova Scotia. From December 1998 to June 1999 Mr. Isenor worked with Prince Edward Gas compiling a geological report on the gas potential of Prince Edward Island. From September 1996 to December 1998 Mr. Isenor was Vice President of Exploration for Kaoclay Resources Inc., a kaolin exploration company in Nova Scotia, Canada and Georgia, USA. From March 1996 to September 1996 he worked in Kazakstan on gold exploration projects for Central Asia Goldfields.

Dennis Brovarone. Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He serves as U.S. securities law counsel to the Company. He is a Director of Pure Bioscience, a publicly held California corporation since April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

Rod Wark.   Mr. Wark has been a corporate executive and corporate development consultant with over 20 years experience directing sales and marketing, coordination of business operations, mergers and acquisitions and the legal and financial structuring of complex transactions. He served as President and Chief Operating Officer of Xwave of Halifax, Nova Scotia, from 1998 to 2003. Xwave is one of the largest IT companies in Canada delivering IT services with over $425 million in revenues and 2,800 people in 15 offices in Canada, the U.S. and Europe. From 1988 to 1998, Mr. Wark was an Associate Partner of Anderson Consulting, a $7 billion in revenue global consulting firm with expertise in all areas of business consulting. Prior to this, he was Regional Director of Synerlogic Inc., a Canadian technology consulting company subsequently acquired by Anderson Consulting.

Kenneth N. Davis Jr.   Mr. Davis is a Managing Director of Bentley Associates
L.P., a full service investment banking firm serving middle market and growth companies since 1990. Prior to joining Bentley Associates. Mr. Davis led his own investment banking firm, Corporate Development Associates for five years. He also managed the Merger and Acquisition Departments at Tucker Anthony and Advest. Mr. Davis was Senior Vice President and Chief Financial Officer of Syntex Corporation. Mr. Davis was the U.S. Assistant Secretary of Commerce during 1969 and 1970. Prior to his appointment, he had a twenty year career with IBM Corporation including five years as its Chief Financial Officer. Mr. Davis holds a B.S. degree from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

John W. Rogers. Mr. Rogers is the newly appointed President and Chief Executive Officer of Logical Sequence Incorporated in Halifax, Nova Scotia. Prior to this he provided IT services consulting services to Maritime Life Assurance Company of Halifax, Nova Scotia. Mr. Rogers held several software project manager positions with Keane Canada Inc., Halifax, Nova Scotia during 2001 and 2002. He also served in several director and project manager position with Sierra Systems Consultants Inc., in Halifax, Nova Scotia during 1998 to 2001. Mr. Rogers was the president and founder of Interactive Trading Network, Dartmouth, Nova Scotia which developed specialized digital marketing software. Mr. Rogers held director and management positions with Dalhousie University in Halifax, Nova Scotia from 1985 to 1997. Mr. Rogers holds a Data Processing Technology Diploma from Nova Scotia Community College, Dartmouth, Nova Scotia 1983.

David L. Wagner. David L. Wagner is President of D & A Wagner and Associates Inc., and an executive associate of Accelerator Inc., a management company focused on corporate leadership and business growth issues. As a former President and Chief Executive Officer of Unisys Canada Inc, David gained extensive international experience in sales, marketing, and delivery of products and services to government and commercial clients. For more than twenty-five years, David was a driving force within Unisys Canada, where he honed his ability to lead strong teams in developing strategies and operating approaches for business success.

While working in the United States as vice-president of marketing for Unisys' Worldwide Public Sector, David developed a program-oriented approach to the public sector business worldwide, involving the development of strategic plans, investment responsibilities, and support of field operations.

David's current management practice provides strategic advisory services to several business clients with emphasis on the Information Technology sector. He provides practical solutions to the needs of clients facing challenges in sales execution, account and product marketing skills development, and outsourcing contract agreements. He has earned a solid reputation for customer service excellence, and for ideas, which enable people, plans, and processes to make sales productive and effective. He has developed and delivered programs for workshops, facilitation, and implementation of industry best practices.

Born in northern Ontario and raised in Nova Scotia, David graduated from Acadia University with bachelor's degrees in computer science and business administration. David is a member of the board of governors at Rothesay Netherwood School, Northumblerland Golf Club, Fredericton YMCA and Diaphonics Inc. He resides in Fredericton, New Brunswick.

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.

Committees: Meetings of the Board
---------------------------------
The Company does not have a separate Compensation Committee, Audit Committee or Nominating Committee. These functions are done by the Board of Directors meeting as a whole. The Company's Board of Directors held no in person meetings during the fiscal year ended June 30, 2004 and three telephonic conference call meetings. All corporate actions by the Board of Directors were either unanimously consented to in writing or taken pursuant to the telephonic conference call meetings.

Audit Committee
---------------
The board of directors has not yet established an audit committee. The functions of the audit committee are currently performed by the entire board of directors. The Company is under no legal obligation to establish an audit committee and has elected not to do so at this time so as to avoid the time and expense of identifying independent directors willing to serve on the audit committee. The Company may establish an audit committee in the future if the board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation. As the board of directors does not yet have an audit committee , it therefore has no "audit committee financial expert" within the meaning of
Item 401(e) of Regulation S-B. In general, an "audit committee financial expert" is an individual member of the audit committee who:

     * understands generally accepted accounting principles and financial statements,

     * is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,

     * has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,

     *    understands internal controls over financial reporting, and

     *    understands audit committee functions.

Board of Directors Independence
-------------------------------
Only two of the Company's directors, Rod Wark and David L. Wagner are "independent" within the meaning of definitions established by the Securities and Exchange Commission or any self-regulatory organization. The Company is not currently subject to any law, rule or regulation requiring that all or any portion of its board of directors include "independent" directors.

Director Nominees
-----------------
The Company does not have a nominating committee. The board of directors, sitting as a board, selects those individuals to stand for election as members of our board. Since the board of directors does not include a majority of independent directors, the decision of the board as to director nominees is made by persons who have an interest in the outcome of the determination. The board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the next annual board of directors' meeting at which the slate of board nominees is adopted, the board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the board of directors, as well as a list of references.

The board identifies director nominees through a combination of referrals, including by management, existing board members and security holders, where warranted. Once a candidate has been identified the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the board believes it to be appropriate, board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted for shareholders for election to the board.

Among the factors that the board considers when evaluating proposed nominees are their experience in the information technology industry, knowledge of and experience with and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The board may request additional information from the candidate prior to reaching a determination. The board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

The board received no security holder recommendations for nomination to the board of directors in connection with the 2004 annual meeting of shareholders. There are five director nominees for the 2005 annual meeting of shareholders, all of whom are incumbent directors standing for reelection.

In September, Shannon received communications from two directors, David L. Wagner and Kenneth N. Davis, Jr., stating that they would not stand for re-election to the Shannon board at its next annual general meeting due to concerns regarding Mr. Davis's dissatisfaction with management's actions to address Shannon's immediate cash requirements and Mr. Wagner's with a lack of information requested or provided to the board of directors. Since then both of these directors have advised that their concerns have been satisfactorily resolved by Management and that they would stand for re-election if nominated.

Security Holder Communications with our Board of Directors
----------------------------------------------------------
The Company provides an informal process for security holders to send communications to our board of directors. Security holders who wish to contact the board of directors or any of its members may do so by writing to Shannon International Resources Inc., Suite 2000, 715 5th Av. SW, Calgary, Alberta T2P 2X6. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

Code of Ethics
--------------
Under the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's related rules, the Company is required to disclose whether it has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer and other officers, legal counsel and to any person performing similar functions. The Company has made the code of ethics available and intends to provide disclosure of any amendments or waivers of the code within five business days after an amendment or waiver on its website, www.shannon-intl.com.

Compliance with Section 16(a) of Securities Exchange Act of 1934
----------------------------------------------------------------
To our knowledge, during the fiscal year ended June 30, 2004, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports that reflect all reportable transactions furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
--------------------
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

Executive Compensation
----------------------

The following table shows for the fiscal years ending June 30, 2004, 2003 and 2001, the compensation awarded or paid by Shannon to its Chief Executive Officer and any of the executive officers of Shannon whose total salary and bonus exceeded $100,000 during such year.

-----------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                Awards                  Payouts
-----------------------------------------------------------------------------------------------------------------------
                                           Salary                          Securities
                                             ($)      Other Annual    Underlying Options
   Name and Principle Position     Year             Compensation ($)         (#)          All Other Compensation ($)
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO          2004    87,300 cdn      0                   0                       0
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO          2003       0            0                75,000 Common              0
-----------------------------------------------------------------------------------------------------------------------
Blair Coady President/CEO          2002       0            0               150,000 Common              0
-----------------------------------------------------------------------------------------------------------------------

No executive officer earned more than $100,000 during the current fiscal year or the previous two fiscal years.

--------------------------------------------------------------------------------------------------
                        Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------------------------
                                Number of       % of Total
                              Common Shares       Options
                                Underlying       Granted in
                             Options Granted  Fiscal Year ended   Exercise Price    Expiration
Name                               (#)          June 30, 2004        ($/Sh)            Date
--------------------------------------------------------------------------------------------------
Rod Wark, Director                400,000          28.6%            0.50            01/02/09
--------------------------------------------------------------------------------------------------
Kenneth N. Davis Jr., Director    400,000          28.6%            0.85            01/23/09
--------------------------------------------------------------------------------------------------
John W. Rogers, Director          200,000          14.4%            0.50            02/02/09
--------------------------------------------------------------------------------------------------
David L. Wagner, Director         400,000          28.6%            0.60            05/18/09
--------------------------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
Option/Values
-------------------------------------------------------------------

The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2004.


------------------------------------------------------------------------------------------------------------------------
Aggregate Option Exercises in Last Fiscal Year and Option Values
------------------------------------------------------------------------------------------------------------------------
                                       Value                                           Value of Unexercised In-the Money
                          Shares       Realized    Number of Securities Underlying     Options at
                          Acquired on  at FY-End   Unexercised Options at FY-End       June 30, 2004  (1)
Name                      Exercise (#) ($)         (#) Exercisable/Unexercisable       Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------
Blair Coady Pres./CEO,          0          0     225,000 Common Shares Exercisable      $67,500     Exercisable
Dir.
------------------------------------------------------------------------------------------------------------------------
Greg Isenor                     0          0     150,000 Common Shares Exercisable      $45,000     Exercisable
V-P, Director
------------------------------------------------------------------------------------------------------------------------
Dennis Brovarone                0          0     100,000 Common Shares Exercisable      $20,000     Exercisable
Secretary, Director
------------------------------------------------------------------------------------------------------------------------
John W. Rogers,                 0          0     200,000 Common Shares Exercisable      $0          Exercisable
Director
------------------------------------------------------------------------------------------------------------------------
Kenneth N. Davis, Jr.           0          0     400,000 Common Shares Exercisable      $0          Exercisable
Director
------------------------------------------------------------------------------------------------------------------------
Rod Wark                        0          0     400,000 Common Shares Exercisable      $0          Exercisable
Director
------------------------------------------------------------------------------------------------------------------------
David L. Wagner,                0          0     400,000 Common Shares Exercisable      $0          Exercisable
Director

(1) Option value based on the difference between the exercise price of unexercised options and the closing sale price on June 30, 2004 ($0.45 per share).

Stock Option Plan
-----------------
Shannon has a Stock Option Plan, the "Shannon International Resources, Inc, Amended 1999 Stock Option Plan" (the "Plan"). The Plan provides that the Board shall exercise its discretion in awarding options under the Plan, not to exceed 2,000,000 shares. The per share option price for the stock subject to each option shall be as the Board may determine. All options must be granted within ten years from the effective date of the Plan. There is no express termination date for the options although the Board may vote to terminate the Plan. Options for a total of 1,875,000 have been granted under the plan.

In May 2004, the Board of Directors resolved to submit a 5,000,000 share Officers and Directors Stock Option Plan for approval by Shannon's stockholders at the next annual general meeting of stockholders.

Employment Agreements
---------------------

Blair Coady, Shannon's president and chief executive officer and director entered into an employment agreement with Shannon effective October 2003. The employment agreement provides for base remuneration of $9,700 Cdn., per month plus insurance benefits and vehicle lease. Greg Isenor, Vice President and Director does not have a employment agreement and does not presently draw a salary. Officers are reimbursed for expenses incurred on Company business. Dennis Brovarone, Shannon's secretary and director also serves as U.S. securities law counsel and is compensated for his time at his regular hourly rate of $200 per hour. John W. Rogers, a director had a six month employment agreement with Logical Sequence Incorporated as it chief executive officer. The employment agreement was effective February 2004 and provided for compensation of $9,000 Cdn., per month plus employee insurance benefits. Mr. Rogers has continued his employment on the same terms pending the execution of an new employment agreement. Mr. Rogers also received 50,000 shares of Shannon's common stock as a signing bonus.

Directors' Compensation/ Other Arrangements
-------------------------------------------

Shannon's directors are reimbursed for actual expenses incurred in attending Board meetings. Shannon entered into an agreement with Kenneth N. Davis Jr., in April 2004, with respect consultation and assistance with corporate and business development. The Agreement terminated in November 2004. Mr. Davis has been paid or has accrued compensation at the rate of $7,500 per month. There are no other arrangements regarding compensation to officers and directors of Shannon.

Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------

Pursuant to Mr. Coady's employment agreement, in the event of his termination without cause or a Change in Control of Shannon, Mr. Coady is entitled to receive his base remuneration of $9,700 Cdn., per month for three years following the date of termination or Change in Control. Except for Mr. Coady, there is no compensatory plan or arrangement in excess of $100,000 with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with Shannon, or from a change in the control of Shannon.

Transactions with Management
----------------------------

Shannon did not enter into any transactions with Management during the fiscal year ended June 30, 2004.

Proposal No. 1.   Election of Directors

The Articles presently provide for a Board of Directors of at least one director and the present number of directors is seven. Pursuant to the Articles and the Bylaws, the number of Directors of the Company may be set by the Board of Directors and has been fixed at seven Directors. Management recommends the election of Directors of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors. A favorable vote of a majority of those shares voting, in person or by proxy, is required for election of each Director.


Nominees
--------
The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such:

Blair Coady                President and Director since February 18,1999.
Dennis Brovarone           Director since February 2003
Rod Wark                   Director since December 2003
John W. Rogers             Director since January 2004
David L. Wagner            Director since May 2004


Business Experience of Nominees
-------------------------------

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to October 2003, Mr. Coady has served as an officer and director and from October 2003 to the present he has served as a director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Dennis Brovarone. Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He serves as U.S. securities law counsel to the Company. He is a Director of Innovative Medical Services, a publicly held California corporation since April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

Rod Wark Mr. Wark has been a corporate executive and corporate development consultant with over 20 years experience directing sales and marketing, coordination of business operations, mergers and acquisitions and the legal and financial structuring of complex transactions. He served as President and Chief Operating Officer of Xwave of Halifax, Nova Scotia, from 1998 to 2003. Xwave is one of the largest IT companies in Canada delivering IT services with over $425 million in revenues and 2,800 people in 15 offices in Canada, the U.S. and Europe. From 1988 to 1998, Mr. Wark was an Associate Partner of Anderson Consulting, a $7 billion in revenue global consulting firm with expertise in all areas of business consulting. Prior to this, he was Regional Director of Synerlogic Inc., a Canadian technology consulting company subsequently acquired by Anderson Consulting.

John W. Rogers. Mr. Rogers is the newly appointed President and Chief Executive Officer of Logical Sequence Incorporated in Halifax, Nova Scotia. Prior to this he provided IT services consulting services to Maritime Life Assurance Company of Halifax, Nova Scotia. Mr. Rogers held several software project manager positions with Keane Canada Inc., Halifax, Nova Scotia during 2001 and 2002. He also served in several director and project manager position with Sierra Systems Consultants Inc., in Halifax, Nova Scotia during 1998 to 2001. Mr. Rogers was the president and founder of Interactive Trading Network, Dartmouth, Nova Scotia which developed specialized digital marketing software. Mr. Rogers held director and management positions with Dalhousie University in Halifax, Nova Scotia from 1985 to 1997. Mr. Rogers holds a Data Processing Technology Diploma from Nova Scotia Community College, Dartmouth, Nova Scotia 1983.

David L. Wagner. David L. Wagner is President of D & A Wagner and Associates Inc., and an executive associate of Accelerator Inc., a management company focused on corporate leadership and business growth issues. As a former President and Chief Executive Officer of Unisys Canada Inc, David gained extensive international experience in sales, marketing, and delivery of products and services to government and commercial clients. For more than twenty-five years, David was a driving force within Unisys Canada, where he honed his ability to lead strong teams in developing strategies and operating approaches for business success.

While working in the United States as vice-president of marketing for Unisys' Worldwide Public Sector, David developed a program-oriented approach to the public sector business worldwide, involving the development of strategic plans, investment responsibilities, and support of field operations.

David's current management practice provides strategic advisory services to several business clients with emphasis on the Information Technology sector. He provides practical solutions to the needs of clients facing challenges in sales execution, account and product marketing skills development, and outsourcing contract agreements. He has earned a solid reputation for customer service excellence, and for ideas, which enable people, plans, and processes to make sales productive and effective. He has developed and delivered programs for workshops, facilitation, and implementation of industry best practices.

Born in northern Ontario and raised in Nova Scotia, David graduated from Acadia University with bachelor's degrees in computer science and business administration. David is a member of the board of governors at Rothesay Netherwood School, Northumblerland Golf Club, Fredericton YMCA and Diaphonics Inc. He resides in Fredericton, New Brunswick.

Proposal No. 2.   Amend the Articles of Incorporation to change of the Company name to "Shannon International Inc."

Shannon International Resources Inc.'s Articles of Incorporation currently specifies the name of the Company as "Shannon International Resources Inc." The Board of Directors is proposing an amendment to the Articles of Incorporation to change the Company's name to "Shannon International Inc." If the stockholders approve this proposal, Article One of the Articles of Incorporation will be amended to read in its entirety as follows:

         ONE: The name of this corporation is Shannon International Inc.

Purpose and Effect of the Amendment

Shannon International Resources Inc., began as a natural resources oriented company, but through acquisition and investment, it has expanded into the information technology and software market. Therefore, the Board of Directors believes that "Shannon International Resources Inc." is no longer reflective of our business as it exists today. Changing our name to "Shannon International Inc.," represents our evolution from an exclusively natural resources oriented business into a more diversified company. .

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.


Proposal No. 3.   Amend the Articles of Incorporation to authorize a Class
                  of Preferred Stock .

The Board of Directors has approved and is recommending to the stockholders for approval, an amendment to Article Four of the Company's Articles of Incorporation to authorize a class of 10,000,000 shares of $0.001 par value preferred stock which the full text of the proposed amendment to the Articles of Incorporation is shown below.

Purpose and Effect of the Amendment

Under the present Articles of Incorporation, the Company has the authority to issue 200,000,000 shares of common stock. As of January 28, 2005, 26,045,000 were issued and outstanding. The proposed amendment would provide for an additional 10,000,000 shares of preferred stock available for issuance.

The additional preferred stock to be authorized by adoption of the proposed amendment would have rights and preferences set from time to time by the Board of Directors. Adoption of the proposed amendment and issuance of additional shares of common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing Articles of Amendment with the Nevada Secretary of State.

The purpose of the preferred stock shares is to provide a means for the Board of Directors to design and issue securities for specific transactions and purposes that could be issued for corporate purposes without further stockholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have the shares of preferred stock authorized at this time to alleviate the delay of holding a special meeting of stockholders to authorize shares of preferred stock when the need arises. Possible purposes for shares of preferred stock include effecting acquisitions of other businesses, or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of preferred shares or other equity-based securities. Purposes for shares of preferred stock also include paying stock dividends or forward splitting of the outstanding shares. The Company has no specific plans for any of these actions at this time.


Text of the Amendment to the Articles of Incorporation
------------------------------------------------------
If this proposal is approved, Article SIX of the Company's Articles of Incorporation will be amended to state as follows:

SIX: The corporation is authorized to issue two (2) classes of shares, to be designated respectively as "Common Shares" and "Preferred Shares". The total number of Common Shares the corporation is authorized to issue is Two Hundred Million (200,000,000) $0.001 par value. The total number of Preferred Shares the corporation is authorized to issue is Ten Million (10,000,000) $0.001 par value. Said Preferred Shares may subsequently receive such designation as may be deemed appropriate by the Board of Directors of the corporation, and the Board of Directors shall have the right to determine or alter the rights, preferences, privileges, and restrictions granted to, or imposed upon said Preferred Shares. Additionally, the Board of Directors shall be empowered to increase or decrease (but not below the number of shares of Common or Preferred Shares then outstanding) the number of shares of any class of shares subsequent to the issue of shares of that class.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.



Proposal No. 4:   Approval of the Shannon International Inc.,
                  2005 Stock Option Plan

On May 18, 2004 Shannon's Board of Directors approved submitting a new 5,000,000 Share Officers and Directors Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of Shannon and its shareholders by affording Eligible Plan Participants to be able to the opportunity to acquire a propriety interest in Shannon by the grant of Options to acquire shares of Shannon's common stock. Eligible Plan Participants include the Directors and Officers of the Company, consultants, advisors and other individuals deemed by the Board of Directors to provide valuable services to Shannon.

The Options granted are not "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Board of Directors. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 5,000,000 shares to Eligible Plan Participants. Shannon will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $2,000,000 based upon the average thirty day closing price for Shannon's common stock for the period ending December 29, 2004. The exercise price for Options shall be set by the Board of Directors but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed for trading on the Nasdaq OTC Bulletin Board Market ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Board of Directors not to exceed five years from the date of Grant.

The Executive Officers and Directors of Shannon are eligible to participate in the Plan. The Board of Directors shall grant to individuals newly appointed as Executive Officers or as Directors, an option to purchase 100,000 shares of common stock at fair market value. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 75,000 shares of common stock at fair market value with the Chairman of the Board of Directors receiving an option to purchase 100,000. The plan also gives the Board of Directors discretion to award additional options. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of Shannon.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan or change the manner of determining the option price.

2005 OFFICER AND DIRECTOR  STOCK OPTION PLAN BENEFITS
Name                       Position                      Dollar Value(1)    Options Granted(1)
----------------------     --------------------------    ---------------    ------------------
Blair Coady                President, CEO & Chairman           $0                 100,000
Dennis Brovarone           Secretary, Director                 $0                  75,000
John Rogers                LSI CEO, Director                   $0                  75,000
Rod Wark                   Director                            $0                  75,000
David Wagner               Director                            $0                  75,000
Executive Group            (3 individuals)                     $0                 250,000
Non-Exec. Dir. Group       (2 individuals)                     $0                 150,000

(1) Exercise price of $0.40 per share was at or above fair market value on December 7, 2004 when the options were granted by the board of directors subject to shareholder approval.

Proposal No. 5:  Ratification of Miller & McCollom, Certified Public
                 Accountants, as Auditors of the Company's Financial Statements.

Management recommends that the shareholders of the Company vote for the ratification of Miller & McCollom, Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2005. A representative of Miller & McCollom will not be at the annual meeting. Any appropriate questions of Miller &McCollom will be promptly forwarded to them for response.

Miller & McCollom, Certified Public Accountants, are the Company's independent auditors who examined the financial statements of the Company for the fiscal year ending June 30, 2004. Miller & McCollom has performed the following services and has been paid the following fees for these fiscal years.

Audit Fees

Miller & McCollom has billed the Company aggregate fees of $31,500 for the fiscal year ended June 30, 2004 and was paid $11,365 for the fiscal year ended June 30, 2003 for professional services rendered for the audit of Shannon's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years. Miller & McCollom also has billed $40,400 for the audit of Shannon's subsidiary, Logical Sequence Incorporated for its fiscal year ended June 30, 2004 and has been paid $15,500 to date.


Audit -Related Fees

Miller & McCollom was not paid any additional fees for the fiscal year ended June 30, 2004 and June 30, 2003 for assurance and related services reasonably related to the performance of the audit or review of Shannon's financial statements.

Tax Fees

Miller & McCollom was paid no fees for the fiscal year ended June 30, 2002 and no fees for the fiscal year ended June 30, 2004 for professional services rendered for tax compliance, tax advice and tax planning.

Other Fees

Miller & McCollom was paid no other fees for professional services during the fiscal years ended June 30, 2004 and June 30, 2003.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for confirmation of the selection of the independent auditors.

Request for Copy of Form 10KSB

Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite 2000, 715 5th Av. SW, Calgary, Alberta T2P 2X6, telephone 403 538 3706.


Date for Receipt of Shareholder Proposals

Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite 2000, 715 5th Ave., NW, Calgary, Alberta T2P 2X6, no later than July 31, 2005.

                      Shannon International Resources Inc.

                                      Proxy

The undersigned appoints Blair Coady (and John Rogers, if Mr. Coady is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of Shannon International Resources Inc., a Nevada corporation, at the Annual Meeting of Shareholders to be held at the Brightwood Golf Club, Vidito Room, 227 School Road, Dartmouth, Nova Scotia, at 9:00 a.m., Atlantic Time, on March 11, 2005, and any and all adjournments thereof, for the following purposes:

Each director is elected by a vote of the shareholders with a majority of the shares voting being required for election. Shareholders may also withhold authority to vote for a nominee(s) by drawing a line through the nominee's name(s).


Proposal No. 1. Election to the Board of Directors

[ ]    FOR  Management nominees listed below OR VOTED AS FOLLOWS:

BLAIR COADY                [   ]     FOR      [  ]  WITHHOLD
DENNIS BROVARONE           [   ]     FOR      [  ]  WITHHOLD
JOHN W. ROGERS             [   ]     FOR      [  ]  WITHHOLD
DAVID WAGNER               [   ]     FOR      [  ]  WITHHOLD
ROD WARK                   [   ]     FOR      [  ]  WITHHOLD

[ ]    AGAINST   Management's nominees for the Board of Directors
Management intends to vote shares for all of the five (5) nominees named above unless otherwise instructed in this proxy. If at the time of the meeting, any of the nominees should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the board of directors.

Proposal No. 2.   Approval of an Amendment to the Articles of Incorporation to
                  Change the name of the corporation to "Shannon International
                  Inc."

[  ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Proposal No. 3.   Approval of an Amendment to the Articles of Incorporation to
                  authorize a 10,000,000 share class of Preferred Stock

[  ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Proposal No. 4.  Approval of the Shannon International Inc., 2005 Stock
                 Option Plan

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Proposal No. 5:   Ratification of Miller & McCollom, Certified Public
                  Accountants, as Auditors of the Company's Financial
                  Statements.

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Shares represented by this proxy will be voted at the meeting in accordance with the shareholder's specification above. This proxy confers discretionary authority in respect to matters for which the shareholder has not indicated a preference or in respect to matters not known or determined at the time of the mailing of the notice of the annual meeting of shareholders to the undersigned.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.


Dated: _______________, 2005        _______________________/____________________
                                           Signature      /      Print Name



Number of Shares Voted:  ___________________________




Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

This proxy is solicited on behalf of the Board of Directors of Shannon International Resources Inc. Please sign and return this proxy to the Inspector of Elections:

         Dennis Brovarone
         Attorney at Law
         18 Mt. Laurel Drive
         Littleton, CO 80127

         Fax no.    303 466 4826

         Email:     Dbrovarone@aol.com


The giving of a proxy will not affect your right to vote in person if you attend the meeting.

A Shareholder submitting a proxy has the right to appoint a person to represent him or her at the meeting other than the person or persons designated in this form of proxy furnished by the Company. To exercise this right the Shareholder should strike out the names shown above and insert the name of the desired representative or submit another appropriate proxy.